Vessels, net:	12 Months Ended
Dec. 31, 2014
Vessels, Net [Abstract]
Vessels, net:
4. Vessels, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2012	$540,454	$(73.700)	$466,754
—Depreciation	—	(13,579)	(13,579)
Balance December 31, 2013	$540,454	$(87,279)	$453,175
—Acquisitions (Note 3(c))	404,530	—	404,530
—Depreciation	—	(17,822)	(17,822)
Balance December 31, 2014	$944,984	$(105,101)	$839,883

Effective October 1, 2014, the Partnership revised its' scrap rate estimate, used to calculate the value of scrap steel for the purpose of estimating the residual values of vessels, from an average fleet scrap rate of $0.717 per lightweight ton (or a vessel specific of 12% of the initial vessel cost) to $0.685 per lightweight ton per LNG carrier.  The Partnership assessed this scrap rate based on current and historical market trends. The effect of this change in accounting estimate, which did not require retrospective adoption as per ASC 250 "Accounting Changes and Error Corrections," was to decrease net income for the year ended December 31, 2014 by $38 and had an immaterial impact on earnings per common unit, basic and diluted.
As of December 31, 2014, apart from the Yenisei River, the remainder of the Partnership's fleet was first priority mortgaged as collateral to secure the New $340.0 million Credit Suisse Revolving Credit Facility discussed in Note 5.